UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2017

RPM INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2628 Pearl Road, P.O. Box 777, Medina, Ohio	44258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 273-5090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Definitive Material Agreement.

Amendment and Extension of $200.0 Million Accounts Receivable Securitization Facility

On May 2, 2017, RPM International Inc. (the “Company”) amended and extended its existing $200.0 million accounts receivable securitization facility (the “A/R Facility”) by entering into Amendment No. 2 to Amended and Restated Receivables Purchase Agreement, dated as of May 2, 2017 (the “RPA Amendment”), among the Company, RPM Funding Corporation, a special purpose entity (the “SPE”) whose voting interests are wholly owned by the Company, certain purchasers from time to time party thereto, PNC Bank, National Association, as administrative agent, and PNC Capital Markets LLC, as structuring agent.

The RPA Amendment extends the facility termination date of the A/R Facility to May 8, 2020, increases the interest rate under the A/R Facility to the Alternate Base Rate, one-month LIBOR or LIBOR for a specified tranche period, as selected by the SPE, at its option, plus in each case, a margin of 0.80%, and includes certain other amendments to the A/R Facility.

The A/R Facility will continue to include customary representations and covenants under the agreements, including an interest coverage ratio test if the Company does not maintain an investment grade public debt rating with at least two specified rating agencies.

The Company paid customary fees to the administrative agent for this financing. The foregoing discussion of the terms and conditions of the RPA Amendment does not purport to be complete and is subject to and qualified in its entirety by the full text of the RPA Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment No. 2 to Amended and Restated Receivables Purchase Agreement, dated May 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc. (Registrant)

Date May 8, 2017	/s/ Edward W. Moore
Edward W. Moore Senior Vice President, General Counsel and Chief Compliance Officer

Exhibit Index

Exhibit Number	Description

10.1	Amendment No. 2 to Amended and Restated Receivables Purchase Agreement, dated May 2, 2017.